Exhibit 10.2

CERTAIN INFORMATION IDENTIFIED BY “[REDACTED]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of December 7, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by and among Medicine Man Technologies, Inc., d/b/a Schwazze (the “Issuer”), a Nevada corporation, Double Brow, LLC, a Colorado limited liability company, Mission Holding, LLC, a Colorado limited liability company, SCG Holding, LLC, a Colorado limited liability company, Schwazze Colorado LLC, a Colorado limited liability company, Schwazze Biosciences, LLC, a Colorado limited liability company, SBUD LLC, a Colorado limited liability company, Medicine Man Consulting, Inc., a Colorado corporation, Two J’s LLC d/b/a The Big Tomato, a Colorado limited liability company, Mesa Organics Ltd. d/b/a StarBuds/Purplebee’s, a Colorado limited liability company, Mesa Organics II Ltd, a Colorado limited liability company, Mesa Organics III Ltd, a Colorado limited liability company, Mesa Organics IV Ltd, a Colorado limited liability company, Schwazze IP Holdco LLC, a Colorado limited liability company, MIH Manager LLC, a Colorado limited liability company, PBS Holdco LLC, d/b/a StarBuds/Purplebee’s, a Colorado limited liability company, Emerald Fields Merger Sub, LLC, a Colorado limited liability company, Schwazze New Mexico, LLC, a New Mexico limited liability company, Nuevo Holding, LLC, a New Mexico limited liability company, and Nuevo Elemental Holding, LLC, a New Mexico limited liability company, as grantors, pledgors, assignors, debtors and guarantors (together with any successors in such capacities, and together with the Issuer, the “Grantors”, and each, a “Grantor”), in favor of Chicago Atlantic Admin LLC, in its capacity as collateral agent pursuant to the Indenture (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

RECITALS

A.       The Issuer has authorized a new series of Senior Secured Convertible Notes (the “Notes”) pursuant to the Indenture (hereinafter defined). The parties have, in connection with the execution and delivery of this Agreement, entered into the (i) Securities Purchase Agreement (the “Purchase Agreement”), dated as of the same date herewith, by and among the Grantors and the “Buyers” (as defined in the Purchase Agreement) and (ii) Indenture, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”) among the Grantors, Chicago Atlantic Admin, LLC, as Agent and Ankura Trust Company, LLC, as Trustee; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

B.       Each Grantor will receive substantial direct and indirect benefits from the execution, delivery and performance of the obligations under the Indenture and the other Note Documents and each is, therefore, willing to enter into this Agreement.

C.       This Agreement is given by each Grantor in favor of the Collateral Agent for the ratable benefit of the Secured Parties to secure the payment and performance of all of the Secured Obligations.

D.       It is a condition to the obligations of the Buyers to purchase the Notes under the Purchase Agreement, that each Grantor execute and deliver the applicable Note Documents, including this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor and the Collateral Agent hereby agree as follows:

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Article I

DEFINITIONS AND INTERPRETATION

Section 1.01       Definitions. Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9. The following terms shall have the following meanings:

“Agreement” has the meaning set forth in the Preamble hereof.

“Claims” means any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Collateral.

“Collateral” has the meaning set forth in Section 2.01.

“Collateral Agent” has the meaning set forth in the Preamble hereof.

“Collateral Support” means all Property assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a Lien or security interest in such Property.

“Contested Liens” means, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested in good faith and with proper reserves established with respect thereto in accordance with GAAP and otherwise comply with the provisions of Section 4.13; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

“Contracts” means, collectively, with respect to each Grantor, the Intellectual Property Licenses, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Grantor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” means (i) with respect to any Deposit Account, “control,” within the meaning of Section 9-104 of the UCC, (ii) with respect to any Securities Account or Security Entitlement, control within the meaning of Section 9-106 of the UCC, (iii) with respect to any Uncertificated Security, control within the meaning of Section 8-106(c) of the UCC, (iv) with respect to any Certificated Security, control within the meaning of Section 8-106(a) or (b) of the UCC, (v) with respect to any Electronic Chattel Paper, control within the meaning of Section 9-105 of the UCC, (vi) with respect to Letter-of-Credit Rights, control within the meaning of Section 9-107 of the UCC, and (vii) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

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“Copyrights” means, collectively, with respect to each Grantor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) including those listed in Schedule 6 hereof, all tangible embodiments of the foregoing and all copyright registrations and applications made by such Grantor, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, together with any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Deposit Account Control Agreement” means an agreement in such form and substance as is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Deposit Account.

“Deposit Accounts” means, collectively, with respect to each Grantor, all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of such Grantor.

“Distributions” means, collectively, with respect to each Grantor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed or distributable to such Grantor in respect of or in exchange for any or all of the Pledged Securities or Pledged Debt.

“Excluded Accounts” means (i) Deposit Accounts used solely as trust, fiduciary, escrow or tax payment (including, without limitation, sales tax payment) accounts solely for the benefit of the Grantors, (ii) Deposit Accounts used solely for payroll, payroll taxes and other employee wage or employee benefit payments to or for the benefit of any Grantors’ employees, and (iii) Deposit Accounts which individually, at any time, have a balance of less than $10,000, and together, at any time, have an aggregate balance of less than $50,000.

“Excluded Property” means, collectively:

(i)                [reserved]

(ii)              any United States intent-to-use Trademark applications to the extent that, and solely during the period in which, the grant, attachment or enforcement of a security interest therein would, under applicable federal law, impair the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(iii)            motor vehicles and other assets subject to certificates of title (other than to the extent a Lien thereon can be perfected by the filing of a financing statement under the UCC);

(iv)            those assets as to which the Collateral Agent shall reasonably determine, in writing, that the cost of obtaining a Lien thereon or perfection thereof are excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby;

(v)             any asset or property to the extent that the grant of a security interest is prohibited by applicable law, rule or regulation or requires a consent not obtained of any Governmental Authority pursuant to such applicable law, rule or regulation, in each case after giving effect to the applicable anti-assignment provisions of the UCC and other applicable law and other than Proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC or other applicable law notwithstanding such prohibition;

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(vi)            [reserved];

(vii)           any voting equity interests of any Foreign Subsidiary in excess of 66-⅔% of such voting equity interests, but only if adverse tax consequences would result by pledging all of such voting equity interests of such Foreign Subsidiary;

(viii)          Commercial Tort Claims with a value of less than $100,000 in the aggregate;

(ix)            any Excluded Accounts;

(x)             assets or equity interests to which the granting or perfecting of such a security interest would violate any applicable law (including, without limitation, any state or local cannabis and cannabis related laws and regulations) or contract or rights of a Person to such assets or equity interests, but only so long as such grant or perfection would violate any such Applicable Law or contract or the rights of a Person to such assets or equity interests;

(xi)            any marijuana products, including marijuana flower, trim, concentrate or infused product, and any marijuana related assets other than Cannabis Licenses (“Cannabis Inventory”) to the extent granting or perfecting of such a security interest would violate any applicable law (including, without limitation, any state or local cannabis and cannabis related laws and regulations);

(xii)           any cannabis, cannabis-related, hemp or hemp-related permits or licenses (collectively, the “Cannabis Licenses”) issued by any United States of America, Canadian or off-shore governmental or quasi-governmental agency, whether federal, state, local or otherwise, in each case to the extent such Cannabis License cannot be transferred pursuant to applicable law, provided that: (i) if the Issuer is permitted at any time to transfer a Cannabis License, such License shall be pledged by a Grantor as Collateral hereunder, and (ii) if the Issuer is permitted at any time to transfer a Cannabis License a Grantor shall not be permitted to pledge the applicable License to any other Person;

(xiii)          Letter of Credit Rights (other than those that constitute Supporting Obligations as to other Collateral) with a value of less than $100,000 in the aggregate;

To the extent that such property constitutes “Excluded Property” due to the failure of a Grantor to obtain consent as described in subsections (v), such Grantor shall use commercially reasonable efforts to obtain such consent, and, upon obtaining such consent, such property shall cease to constitute “Excluded Property”.

“First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to this Agreement, such Lien is the most senior lien to which such Collateral is subject (subject only to Liens permitted under the Indenture).

“Grantor” has the meaning set forth in the Preamble hereof.

“Indenture” has the meaning set forth in the first Recital hereof.

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“Intellectual Property Collateral” means, collectively, the Patents, Trademarks (excluding only United States intent-to-use Trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications), Copyrights, Trade Secrets, Intellectual Property Licenses and all other industrial, intangible and intellectual property of any type, including mask works and industrial designs.

“Intellectual Property Licenses” means, collectively, with respect to each Grantor, all license and distribution agreements (excluding any commercially available “off-the-shelf software licenses) with, and covenants not to sue, any other party with respect to any Patent, Trademark, Copyright or Trade Secret or any other patent, trademark, copyright or trade secret, whether such Grantor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, including such agreements listed in Schedule 6 hereof, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks, Copyrights or Trade Secrets or any other patent, trademark, copyright or trade secret.

“Intellectual Property Security Agreement” means an agreement substantially in the form of Exhibit D hereto.

“Intercreditor Agreement” means the Intercreditor Agreement dated as of the date hereof among the Grantors, the Collateral Agent, GGG Partners, LLC, as Credit Agreement Collateral Agent, the StarBuds Seller Secured Parties party thereto and the StarBuds Seller Secured Parties Collateral Agent (as amended, restated, supplemented, substituted, replaced or otherwise modified from time to time in accordance with the terms thereof and under the Indenture).

“Joinder Agreement” means an agreement substantially in the form of Exhibit A hereto.

“Material Contract” means with respect to any Person, any contract or agreement to which party involving aggregate consideration payable by or to such Person equal to at least $1,000,000 annually or otherwise material to the business, condition (financial or otherwise), operations, performance, properties, prospects of such Person.

“Material Adverse Effect” means any fact, occurrence, circumstance, event or change that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on the business, properties, assets, liabilities, operations, results of operations, or condition (financial or otherwise) of the Issuer and its Subsidiaries (as defined in the Indenture) taken as a whole, or on the transactions contemplated hereby or by the other Note Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Issuer to perform any of its obligations under any of the Transaction Documents.

“Note Documents” has the meaning set forth in the Indenture.

“Patents” means, collectively, with respect to each Grantor, all patents issued or assigned to, and all patent applications and registrations made by, such Grantor including those listed in Schedule 6 hereof (whether issued, established or registered or recorded in the United States or any other country or any political subdivision thereof) and all tangible embodiments of the foregoing, together with any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

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“Pledged Debt” means, with respect to each Grantor, all Debt (including intercompany notes but excluding any Debt permitted under the Indenture or Debt owed to an Affiliate of a Grantor incurred in the ordinary course of business) from time to time owed to such Grantor by any obligor, including the Debt described in Schedule 2 hereof and issued by the obligors named therein, and all interest, cash, instruments and other property, assets or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Debt and all certificates, instruments or agreements evidencing such Debt, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Pledged Securities” means, collectively, with respect to each Grantor, (i) all issued and outstanding Equity Interests of each issuer that are owned by such Grantor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor in any manner, together with all claims, rights, privileges, authority and powers of such Grantor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, including the Equity Interests listed in Schedule 2 hereof, (ii) all additional Equity Interests of any issuer from time to time acquired by or issued to such Grantor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer from time to time acquired by such Grantor in any manner, together with all claims, rights, privileges, authority and powers of such Grantor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Grantor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in subsection (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests/all Equity Interests of any successor Subsidiary owned by such Grantor (unless such Grantor is the surviving entity) formed by or resulting from any consolidation or merger in which any Person listed in Schedule 2 hereof is not the surviving entity.

“Purchase Agreement” has the meaning set forth in Preamble A.

“Receivables” means all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) Instruments, (v) General Intangibles, and (vi) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Grantors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors and representatives of it and its Affiliates.

“Secured Obligations” means (i) the Obligations of the Grantors from time to time arising under the Indenture, and (ii) to the extent not deemed to be included in the immediately preceding clause (i), the due and prompt payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding (“Postpetition Interest”)) on each Note, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (B) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors and any other parties under or in respect of any Note Document, and (iii) the due and prompt performance of all other covenants, duties, debts, obligations and liabilities of any kind of the Grantors and any other parties, individually or collectively, under or in respect of the Indenture, the Purchase Agreement, this Agreement, the other Note Documents or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise.

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“Secured Parties” means, collectively, the Collateral Agent, the Trustee and each holder of Notes.

“Securities Collateral” means, collectively, the Pledged Securities, the Pledged Debt, and the Distributions.

“Trade Secrets” means, collectively, with respect to each Grantor, all know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical, marketing, financial and business data and databases, pricing and cost information, business and marketing plans, customer and supplier lists and information, all other confidential and proprietary information and all tangible embodiments of the foregoing, together with any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such trade secrets, (ii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto including damages and payments for past, present or future misappropriations thereof, (iii) rights corresponding thereto throughout the world and (iv) rights to sue for past, present or future misappropriations thereof.

“Trademarks” means, collectively, with respect to each Grantor, all trademarks (including service marks), slogans, logos, symbols, certification marks, collective marks, trade dress, uniform resource locators (URL’s), domain names, corporate names and trade names, whether statutory or common law, whether registered or unregistered and whether established or registered in the United States or any other country or any political subdivision thereof, including those listed in Schedule 6 hereof, that are owned by or assigned to such Grantor, all registrations and applications for the foregoing and all tangible embodiments of the foregoing, together with, in each case, the goodwill symbolized thereby and any and all (i) rights and privileges arising under applicable law and international treaties and conventions with respect to such Grantor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world, and (v) rights to sue for past, present and future infringements thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

Section 1.01       Interpretation. The rules of interpretation specified in the Indenture shall be applicable to this Agreement. All references in this Agreement to Sections are references to Sections of this Agreement unless otherwise specified.

Section 1.02       Resolution of Drafting Ambiguities. Each Grantor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of this Agreement, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation of this Agreement.

Section 1.03       Schedules. The Collateral Agent and each Grantor agree that the Schedules hereof and all descriptions of Collateral contained in the Schedules and all amendments and supplements thereto are and shall at all times remain a part of this Agreement.

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Article II

Grant of security interest

Section 2.01       Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Grantor hereby pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and grants to the Collateral Agent for the ratable benefit of the Secured Parties a Lien on and security interest in and to, all of the right, title and interest of such Grantor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”):

(a)               all Accounts;

(b)               all Equipment, Goods, Inventory and Fixtures;

(c)               all Documents, Instruments and Chattel Paper;

(d)               all Letters of Credit and Letter-of-Credit Rights;

(e)               all Securities Collateral;

(f)                all Investment Property;

(g)               all Intellectual Property Collateral;

(h)               all General Intangibles;

(i)                all Money and all Deposit Accounts;

(j)                all Supporting Obligations;

(k)               all transferable Cannabis Licenses;

(l)                all Cannabis Inventory;

(m)             all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records relating to the Collateral and any General Intangibles at any time evidencing or relating to any of the foregoing; and

(n)               to the extent not covered by subsections (a) through (k) of this sentence, all other assets, personal property and rights of such Grantor, whether tangible or intangible, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.

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Notwithstanding anything to the contrary contained in subsections (a) through (l) above, the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property, provided that, if any Excluded Property would have otherwise constituted Collateral, when such property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral. All Collateral that constitutes Regulated Marijuana, as defined in Code of Colorado Regulations 1 CCR 212-3, is subject to all required suitability and application requirements of Code of Colorado Regulations 1 CCR 212-3.

The Grantors shall from time to time at the reasonable request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Excluded Property (and stating in such notice that such Excluded Property constitutes “Excluded Property”) and shall provide to the Collateral Agent such other information regarding the Excluded Property as the Collateral Agent may reasonably request.

From and after the Closing Date, no Grantor shall permit to become effective, in any lease or Material Contract, a provision that would prohibit or require the consent of any Person to the grant of a Lien on such lease or Material Contract or other agreement in favor of the Collateral Agent.

Section 2.02       Filings.

(a)               Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Collateral as “all assets now owned or hereafter acquired by the Debtor or in which the Debtor otherwise has rights, together with all proceeds and products thereof, wherever located” or words of similar meaning and (iii) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

(b)               Each Grantor hereby further authorizes the Collateral Agent to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any United States state or other country) this Agreement, Intellectual Property Security Agreement, and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor where permitted by law, and naming such Grantor as debtor, and the Collateral Agent as secured party.

Article III

Perfection and further assurances

Section 3.01       Perfection of Certificated Securities Collateral. Subject to the Intercreditor Agreement, each Grantor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank and that (assuming continuing possession by the Collateral Agent of any such Securities Collateral) the Collateral Agent has a perfected First Priority security interest therein. Subject to the Intercreditor Agreement, each Grantor hereby agrees that all certificates, agreements or instruments representing or evidencing the Securities Collateral acquired by such Grantor after the date hereof, shall promptly upon (and in any event within 10 days following) receipt thereof by such Grantor be held by or on behalf of and delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.

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Subject to the Intercreditor Agreement, the Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder; provided, that after any such Event of Default has been waived in accordance with the provisions of the Indenture and to the extent the Collateral Agent has exercised its rights under this sentence, the Collateral Agent shall, promptly after the reasonable request of the applicable Grantor(s), cause such Securities Collateral to be transferred to, or request that such Securities Collateral is registered in the name of, the applicable Grantor(s) to the extent it or its nominees holds an interest in such Securities Collateral at such time. In addition, subject to the Intercreditor Agreement, at any time, the Collateral Agent shall have the right to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

Section 3.02       Perfection of Uncertificated Securities Collateral. Each Grantor represents and warrants that, subject to the Intercreditor Agreement, the Collateral Agent has a perfected First Priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Grantor hereby agrees that, subject to the Intercreditor Agreement, if reasonably requested by the Collateral Agent, request the issuer of such Pledged Securities to cause such Pledged Securities to become certificated and in the event such Pledged Securities become certificated, to deliver such Pledged Securities to the Collateral Agent in accordance with the provisions of Section 3.01. Each Grantor hereby agrees, with respect to Pledged Securities that are partnership interests or limited liability company interests, that after the occurrence and during the continuance of any Event of Default, subject to the Intercreditor Agreement, upon request by the Collateral Agent, such Grantor will (A) cause the Organizational Documents of each issuer that is a Subsidiary of a Grantor to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.01.

Section 3.03       Maintenance of Perfected Security Interest. Each Grantor represents and warrants that on the date hereof all financing statements, agreements (including any Intellectual Property Security Agreement), instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed (if applicable) form for filing in each governmental, municipal or other office specified in Schedule 3 hereof. Each Grantor agrees that at its sole cost and expense, such Grantor will, subject to the Intercreditor Agreement, maintain the security interest created by this Agreement in the Collateral as a perfected First Priority security interest.

Section 3.04       Other Actions for Perfection. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Collateral, each Grantor represents and warrants (as to itself) as follows and agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Collateral:

(a)               Instruments and Tangible Chattel Paper. (i) As of the date hereof, no amounts payable in excess of $25,000 to such Grantor under or in connection with any of the Collateral are evidenced by any Instrument or Tangible Chattel Paper other than Instruments and Tangible Chattel Paper listed on Schedule 4 hereof and (ii) each Instrument and each item of Tangible Chattel Paper listed on Schedule 4 hereof, has been properly endorsed, subject to the Intercreditor Agreement, assigned and delivered to the Collateral Agent, accompanied by undated instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Collateral shall, subject to the Intercreditor Agreement, be evidenced by any Instrument or Tangible Chattel Paper, the Grantor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within ten Business Days after receipt thereof by such Grantor) endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b)               Deposit Accounts. (i) As of the date hereof, no Grantor has opened or maintains any Deposit Accounts other than the accounts listed in Schedule 8 hereof and (ii) subject to the Intercreditor Agreement, the Collateral Agent has a perfected First Priority security interest in each Deposit Account listed in Schedule 8 hereof which security interest is perfected by Control. No Grantor shall hereafter establish and maintain any Deposit Account unless (1) the applicable Grantor shall have given the Collateral Agent 15 days prior written notice of its intention to establish such new Deposit Account with a depository bank, and (2) unless the Collateral Agent agrees in writing that it is not required, such depository bank and such Grantor shall within 15 days of the opening of such new Deposit Account deliver to Collateral Agent an executed Deposit Account Control Agreement with respect to such Deposit Account. Subject to the Intercreditor Agreement, no Grantor shall grant Control of any Deposit Account to any Person other than the Collateral Agent.

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(c)               Investment Property.

(i)                 As of the date hereof, (1) no Grantor has any Securities Accounts or Commodity Accounts, and (2) no Grantor holds, owns or has any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities. No Grantor shall hereafter establish or maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (A) the applicable Grantor shall have given the Collateral Agent 30 days prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, and (B) unless the Collateral Agent agrees in writing that it is not required, such Securities Intermediary or Commodity Intermediary, as the case may be, and such Grantor shall within 15 days of opening such Commodity Account with such Securities Intermediary or Commodity Intermediary deliver to Collateral Agent a duly executed control agreement in form and substance reasonably acceptable with respect to such Securities Account or Commodity Account, as the case may be. Each Grantor shall accept any cash and Investment Property in trust for the benefit of the Collateral Agent and within ten (10) Business Days of actual receipt thereof, deposit any and all cash and Investment Property received by it into a Deposit Account or Securities Account subject to the Collateral Agent’s Control. No Grantor shall grant Control over any Investment Property to any Person other than the Collateral Agent.

(ii)              If any Grantor shall at any time hold or acquire any certificated securities constituting Investment Property, such Grantor shall, subject to the Intercreditor Agreement, promptly (1) endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent or (2) deliver such securities into a Securities Account with respect to which a control agreement in form and substance acceptable to the Collateral Agent is in effect in favor of the Collateral Agent.

(iii)            If any securities now or hereafter acquired by any Grantor constituting Investment Property are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, subject to the Intercreditor Agreement,pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (1) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, (2) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Collateral Agent has Control or (3) arrange for the Collateral Agent to become the registered owner of such securities.

(d)               Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) in excess of $100,000 other than such Electronic Chattel Paper and transferable records listed on Schedule 4 hereof.

Each Grantor will maintain all (i) Electronic Chattel Paper in excess of $100,000 so that, subject to the Intercreditor Agreement, the Collateral Agent has Control of the Electronic Chattel Paper and (ii) all transferable records so that, subject to the Intercreditor Agreement, the Collateral Agent has Control of the transferable records.

(e)               Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent thereof and such Grantor shall maintain all Letter-of-Credit Rights (when the value of such Letter of Credit Rights, when combined with all such other Letter of Credit Rights, exceeds $100,000 in the aggregate) subject to the Intercreditor Agreement, assigned to the Collateral Agent so that the Collateral Agent has Control of the Letter-of-Credit Rights.

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(f)                Commercial Tort Claims. On the date hereof, no Grantor holds any Commercial Tort Claim which might reasonably result in awarded damages (less any and all legal and other expenses incurred or reasonably expected to be incurred by such Grantor) in excess of $100,000 that is not listed on Schedule 9. Each Grantor will promptly give notice to the Collateral Agent of any Commercial Tort Claim (when the value of such Commercial Tort Claim, when combined with all such other Commercial Tort Claims, exceeds $100,000 in the aggregate) that is commenced in the future and will immediately execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such Commercial Tort Claim to, subject to the Intercreditor Agreement, the First Priority security interest created under this Agreement.

(g)               Landlord’s Access Agreements/Bailee Letters. Each Grantor shall obtain as soon as practicable after the date hereof with respect to each location where such Grantor maintains Collateral in excess of $100,000, a bailee letter and/or landlord access agreement, as applicable, and use commercially reasonable efforts to obtain a bailee letter, landlord access agreement and/or landlord’s lien waiver, as applicable, from all such bailees and landlords, as applicable, who from time to time have possession of Collateral in the ordinary course of such Grantor’s business and if requested by the Collateral Agent.

Section 3.05       Joinder of Additional Grantors. The Grantors shall cause each Subsidiary of a Grantor which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the provisions of the Indenture, to execute and deliver to the Collateral Agent a Joinder Agreement within 30 days of the date on which it was acquired or created and, upon such execution and delivery, such Subsidiary shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein. Upon the execution and delivery by any Subsidiary of a Joinder Agreement, the supplemental schedules attached to such Joinder Agreement shall be incorporated into and become part of and supplement the Schedules to this Agreement and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Joinder Agreement and from time to time. The execution and delivery of such Joinder Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 3.06       Further Assurances.

(a)               Further Assurances. Each Grantor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may deem necessary or appropriate in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted in the Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, and enable the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including the filing of any financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, the filing of any Intellectual Property Security Agreement and any supplemental Intellectual Property Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office and the execution and delivery of control agreements in favor of the Collateral Agent with respect to Securities Accounts, Commodities Accounts and Deposit Accounts, all in a form satisfactory to the Collateral Agent and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Collateral. Without limiting the generality of the foregoing, but subject to applicable law, each Grantor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon request by the Collateral Agent such lists, schedules, descriptions and designations of the Collateral, statements, copies of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, subject to the Intercreditor Agreement, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, subject to the Intercreditor Agreement, the Collateral Agent may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Collateral Agent may deem necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors.

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(b)               Report. Within 30 days after the request of the Collateral Agent, but no more frequently than once per calendar quarter, the Grantors shall furnish the Collateral Agent with a report listing for such quarter:

(i)               any Subsidiary formed or acquired by any Grantor;

(ii)              any certificated securities, uncertificated securities, other equity interests or Debt not held in a Securities Account acquired by any Grantor;

(iii)             any change in name or jurisdiction of organization of any Grantor as permitted by the Note Documents;

(iv)              any new location of Inventory or Equipment of any Grantor;

(v)               all Promissory Notes, Instruments or Chattel Paper in excess of $100,000 received by any Grantor;

(vi)             any Securities Account, Commodities Account or Deposit Account opened by any Grantor;

(vii)            all applications for and registration received by any Grantor in respect of any Intellectual Property;

(viii)           any Letter of Credit Rights in excess of $100,000 acquired by any Grantor; and

(ix)             any Commercial Tort Claims in excess of $100,000 acquired by any Grantor.

Article IV

Representations, warranties and covenants

Each Grantor represents, warrants and covenants as follows:

Section 4.01       [Reserved]

Section 4.02       Ownership of Property and No Other Liens.

(a)               Each Grantor has fee simple title to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its Collateral, and none of such property is subject to any Lien, claim, option or right of others, except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties and Liens permitted under the Indenture. No Person other than the Collateral Agent has control or possession of all or any part of the Collateral, except as permitted by the Indenture and the Intercreditor Agreement.

(b)               None of the Collateral constitutes, or is the Proceeds of, (i) Farm Products, (ii) As-Extracted Collateral, (iii) Manufactured Homes, (iv) Health-Care-Insurance Receivables, (v) timber to be cut, (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other Persons obligated on any of the Collateral is a Governmental Authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

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Section 4.03       Perfected First Priority Security Interest. This Agreement is effective to create in favor of the Collateral Agent for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral and the Proceeds thereof. In the case of the certificated Pledged Securities, subject to the Intercreditor Agreement, when stock certificates representing such Pledged Securities are delivered to the Collateral Agent and in the case of the other Collateral, when financing statements and other filings specified on Schedule 3 hereof in appropriate form are filed in the offices specified on Schedule 3 hereof and other actions described in Schedule 3 hereof are taken, this Agreement shall constitute, and will at all times constitute, a fully perfected Lien on, and security interest in, all rights, title and interest of the Grantors in such Collateral and the Proceeds thereof, as security for the Secured Obligations.

Section 4.04       No Transfer of Collateral. No Grantor shall sell, offer to sell, dispose of, convey, assign or otherwise transfer, or grant any option with respect to, restrict, or grant, create, permit or suffer to exist any Lien on, any of the Collateral pledged by it hereunder or any interest therein except as permitted by the Indenture.

Section 4.05       Claims Against Collateral. Each Grantor shall, at its own cost and expense, defend title to the Collateral and the security interest and Lien granted to the Collateral Agent with respect thereto against all claims and demands of all Persons at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Liens permitted under the Indenture. Except as expressly permitted by the Indenture, there is no agreement to which any Grantor is a party, order, judgment or decree, and no Grantor shall enter into any agreement or take any other action, that could reasonably be expected to restrict the transferability of any of the Collateral or otherwise impair or conflict with such Grantors’ obligations or the rights of the Collateral Agent hereunder.

Section 4.06       Other Financing Statements. No financing statement or other instrument similar in effect covering all or any part of the Collateral or listing such Grantor as debtor is on file in any recording office, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or as otherwise permitted under the Indenture. No Grantor shall execute, authorize or permit to be filed in any recording office any financing statement or other instrument similar in effect covering all or any part of the Collateral or listing such Grantor as debtor with respect to all or any part of the Collateral, except financing statements and other instruments filed in respect of Liens permitted under the Indenture.

Section 4.07       Changes in Name, Jurisdiction of Organization, Etc.

(a)               On the date hereof, such Grantor’s type of organization, jurisdiction of organization, legal name, current tradenames, former tradenames, Federal Taxpayer Identification Number, and chief executive office or principal place of business are indicated next to its name in Schedule 5 hereof. Schedule 5 also lists all of such Grantor’s jurisdictions and types of organization, legal names and locations of chief executive office or principal place of business at any time during the four months preceding the date hereof, if different from those referred to in the preceding sentence.

(b)               Such Grantor shall not, except upon not less than 30 days’ prior written notice, or such lesser notice period agreed to by the Collateral Agent, to the Collateral Agent, and delivery to the Collateral Agent of all additional financing statements, information and other documents reasonably requested by the Collateral Agent or the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(i)               change its legal name, identity, type of organization or corporate structure;

(ii)              change the location of its chief executive office or its principal place of business;

(iii)             change its Federal Taxpayer Identification Number; or

(iv)              change its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, organizing, dissolving, liquidating, reincorporating or incorporating in any other jurisdiction).

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Such Grantor shall, prior to any change described in Section 4.07(b), take all actions requested by the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the ratable benefit of the Secured Parties in the Collateral intended to be granted hereunder. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in this Section 4.07.

Section 4.08       Location of Inventory and Equipment.

(a)               On the date hereof, the Inventory and the Equipment (other than mobile goods and goods in transit) of such Grantor are kept at locations listed in Schedule 5 hereof. Schedule 5 also lists the locations of such Grantor’s Inventory and the Equipment (other than mobile goods and goods in transit) for the four months preceding the date hereof, if different from those referred in the preceding sentence.

(b)               Such Grantor shall not move any Equipment or Inventory with a value in excess of $100,000 to any location, other any location that is listed in Schedule 5 hereof except upon not less than 30 days’ prior written notice, or such lesser notice period agreed to by the Collateral Agent, to the Collateral Agent, of its intention so to do, clearly describing such new location and providing such other information and documents to the Collateral Agent reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein.

(c)               Such Grantor shall, prior to any change described in Section 4.08(a), take all actions requested by the Collateral Agent to maintain the perfection and priority of the security interest of the Collateral Agent for the ratable benefit of the Secured Parties in the Collateral, if applicable; provided that, in no event shall any Equipment or Inventory of any Grantor be moved to any location outside of the continental United States.

(d)               Schedule 10 sets forth for each Grantor (a) all real property owned or leased by such Grantor, (b) if such property is leased, the landlord and the term of the lease, and (c) if such property is held in fee, the holder of any lien on such real property.

(e)               Schedule 11 sets forth for each Grantor all of the motor vehicles owned by such Grantor, identifying (a) the unit and VIN numbers, (b) the state where such vehicle is titled, (c) any existing lienholders and (d) the make, model and year of such vehicle. Schedule 11 sets forth for each Grantor all aircraft and boats and all other inventory, equipment and other goods of the Grantor which are subject to any certificate of title or other registration statute of the United States, and state or any other jurisdiction, and provides a description of such goods and indicates the registration system and jurisdiction of such goods.

Section 4.09       Pledged Securities and Pledged Debt.

(a)               Schedule 2 sets forth a complete and accurate list of all Pledged Securities and Pledged Debt held by such Grantor as of the date hereof. The Pledged Securities pledged by such Grantor hereunder constitute all of the issued and outstanding Equity Interests of each issuer owned by such Grantor. Such Equity Interests represent all of the outstanding Equity Interests of each such issuer which is a Subsidiary except as noted in such Schedule. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued, fully paid and non-assessable. There is no amount or other obligation owing by any Grantor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Grantor’s status as a partner or a member of any issuer of the Pledged Securities. No Grantor is in default or violation of any material provisions of any agreement to which such Grantor is a party relating to the Pledged Securities.

(b)               All of the Pledged Debt described on Schedule 2 has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof, enforceable in accordance with their respective terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law)) and is not in default. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness owing to such Grantor and if evidenced by promissory notes, subject to the Intercreditor Agreement, such notes have been delivered to the Collateral Agent.

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(c)               No Securities Collateral pledged by such Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Grantor by any Person with respect thereto, and there are no certificates, instruments, documents or other writings (other than the organizational documents and certificates representing such Pledged Securities or Pledged Debt, if any, that, subject to the Intercreditor Agreement, have been delivered to the Collateral Agent) which evidence any Pledged Securities or Pledged Debt of such Grantor.

(d)               Each Grantor shall, upon obtaining any Pledged Securities or Pledged Debt of any Person, accept the same in trust for the benefit of the Collateral Agent and, subject to the Intercreditor Agreement, promptly (but in any event within ten Business Days after receipt thereof) deliver to the Collateral Agent an updated Schedule 2, and the certificates and other documents required under Section 3.01 and Section 3.02 in respect of the additional Pledged Securities or Pledged Debt which are to be pledged pursuant to this Agreement, and confirming the Lien hereby created on such additional Pledged Securities or Pledged Debt.

Section 4.10       Approvals. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, subject to the Intercreditor Agreement, upon the request of the Collateral Agent, such Grantor agrees to assist the Collateral Agent in obtaining as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.11       Collateral Information. All information sets forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to the Collateral Agent or any Secured Party, in connection with this Agreement, in each case, relating to the Collateral, is accurate and complete. The Collateral described on the schedules hereof constitutes all of the property of such type of Collateral owned or held by the Grantors. Schedule 12 sets forth all policies of insurance for each Grantor.

Section 4.12       Insurance. In the event that the proceeds of any insurance claim are paid to any Grantor after the Collateral Agent has exercised its right to foreclose on all or any part of the Collateral during the existence of an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and, subject to the Intercreditor Agreement, immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with the Indenture.

Section 4.13       Compliance With Laws. Schedule 13 set forth all the Cannabis Licenses and certain Cannabis Inventory necessary to each Grantor’s grow operations, if any. Each Grantor shall pay promptly when due all Claims upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement. All Claims imposed upon or assessed against the Collateral have been paid and discharged except to the extent such Claims constitute a Lien not yet due and payable which is a Contested Lien or a Lien permitted by the Indenture. In the event any Grantor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Agent may (following notice to the Grantor, to the extent practicable) do so for the account of such Grantor and the Grantors shall promptly reimburse and indemnify the Collateral Agent for all costs and expenses incurred by the Collateral Agent under this Section 4.13 in accordance with Section 9.08. Each Grantor shall comply with all legal requirements applicable to the Collateral the failure to comply with which would reasonably be expected to, individually or in the aggregate, materially impact the value of any substantial portion of the Collateral.

Section 4.14       Intellectual Property.

(a)               Schedule 6 lists all patents and pending applications, registered trademarks and pending applications, registered domain names, registered copyrights and pending applications and material Intellectual Property Licenses owned by such Grantor;

(b)               all Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned;

(c)               except as described on Schedule 6 such Grantor is the exclusive owner of all right, title and interest in and to, or has the right to use, all such Intellectual Property Collateral;

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(d)               consummation and performance of this Agreement will not result in the invalidity, unenforceability or impairment of any such Intellectual Property Collateral, or in default or termination of any material Intellectual Property License;

(e)               except as described on Schedule 6, there are no outstanding holdings, decisions, consents, settlements, decrees, orders, injunctions, rulings or judgments that would limit, cancel or question the validity or enforceability of any such Intellectual Property Collateral or such Grantor’s rights therein or use thereof;

(f)                to such Grantor’s knowledge, except as described on Schedule 6, the operation of such Grantor’s business and such Grantor’s use of Intellectual Property Collateral in connection therewith, does not materially infringe or misappropriate the intellectual property rights of any other Person;

(g)               except as described in Schedule 6, no action or proceeding is pending or, to such Grantor’s actual knowledge after due inquiry, threatened (i) seeking to limit, cancel or question the validity of any Intellectual Property Collateral or such Grantor’s ownership interest or rights therein, (ii) which, if adversely determined, could materially impact the value of any such Intellectual Property Collateral or (iii) alleging that any such Intellectual Property Collateral, or such Grantor’s use thereof in the operation of its business, infringes or misappropriates the intellectual property rights of any Person; and

(h)               to such Grantor’s actual knowledge after due inquiry, there has been no substantial impact on such Grantor’s rights in its material Trade Secrets as a result of any unauthorized use, disclosure or appropriation by or to any Person, including such Grantor’s current and former employees, contractors and agents.

Section 4.15       Inspection of Collateral. Each Grantor shall keep the Collateral in good order and repair, ordinary wear and tear excepted, and will not use the same in violation of applicable Legal Requirements or any policy of insurance thereon. Each Grantor shall permit the Collateral Agent, or its designee, to inspect the Collateral at any reasonable time, wherever located, but not more frequently than once per calendar quarter.

Article V

Securities collateral

Section 5.01       Existing Voting Rights and Distributions.

(a)               So long as no Event of Default shall have occurred and be continuing:

(i)                 Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any other Note Document; provided, however, that no Grantor shall in any event exercise such rights in any manner which would reasonably be expected to have a Material Adverse Effect.

(ii)              Each Grantor shall, subject to the terms of the Intercreditor Agreement, be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, if and to the extent made in accordance with the provisions of the Purchase Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be immediately delivered to the Collateral Agent to hold as Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be promptly (but in any event within ten Business Days after receipt thereof) delivered to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

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(b)               The Collateral Agent shall be, subject to the Intercreditor Agreement, deemed without further action to have granted to each Grantor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Grantor and at the sole cost and expense of such Grantor, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.01(a)(i) and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.01(a)(ii).

(c)               Upon the occurrence and during the continuance of any Event of Default and subject to the Intercreditor Agreement:

(i)                 All rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.01(a)(i) shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole right to exercise such voting and other consensual rights.

(ii)              All rights of each Grantor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.01(a)(ii) shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole right to receive and hold such Distributions as Collateral.

(d)               Each Grantor shall, subject to the terms of the Intercreditor Agreement, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.01(c)(i) and to receive all Distributions which it may be entitled to receive under Section 5.01(c)(ii).

(e)               All Distributions which are received by any Grantor contrary to the provisions of Section 5.01(a)(ii) or Section 5.01(c) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall promptly (but in any event within ten Business Days after receipt thereof by such Grantor) be paid over to the Collateral Agent as Collateral in the same form as so received (with any necessary endorsement).

Section 5.02       Certain Agreements of Grantors.

(a)               In the case of each Grantor which is an issuer of Securities Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b)               In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Grantor hereby (i) consents to the extent required by the applicable organizational document to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, subject to the terms of the Intercreditor Agreement, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be, and (ii) irrevocably waives any and all provisions of the applicable organizational documents that conflict with the terms of this Agreement or prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Collateral or any enforcement action which may be taken in respect of any such Lien.

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Article VI

Intellectual property collateral

Section 6.01       Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under ARTICLE VIII hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent of such Grantor’s rights and effective only during the continuance of an Event of Default, an irrevocable, non-exclusive license, subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use and sublicense any of the Intellectual Property Collateral then owned by or licensed to such Grantor. Such license shall include access to all devices, products and media in which any of the Intellectual Property Collateral is embodied, embedded, recorded or stored and to all computer programs used for the compilation or printout hereof.

Section 6.02       Dealing With Intellectual Property. On a continuing basis, each Grantor shall, at its sole cost and expense:

(a)               promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding such Grantor’s claim of ownership in or right to use any of the material Intellectual Property Collateral, such Grantor’s right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect;

(b)               maintain and protect the material Intellectual Property Collateral as presently used and operated and as contemplated by the Indenture;

(c)               not permit to lapse or become abandoned any material Intellectual Property Collateral as presently used and operated and as contemplated by the Indenture, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment;

(d)               upon such Grantor obtaining actual knowledge after due inquiry thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any of the material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof;

(e)               not license the Intellectual Property Collateral other than licenses entered into by such Grantor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that could materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created hereby, without the consent of the Collateral Agent;

(f)                diligently keep adequate records respecting its Intellectual Property Collateral; and

(g)               furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request, but no more frequently than once per calendar quarter.

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Section 6.03       Additional Intellectual Property.

(a)               If any Grantor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (i) become entitled to the benefit of any additional Intellectual Property Collateral or any registration, renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in Section 6.03(a)(i) or Section 6.03(a)(ii) with respect to such Grantor shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party.

(b)               Each Grantor shall promptly within 45 days of the end of each fiscal quarter (i) provide to the Collateral Agent written notice of any of the foregoing and (ii) upon the Collateral Agent’s request, confirm the attachment of the Lien and security interest created by this Agreement to any rights described Section 6.03(a)(i) or Section 6.03(a)(ii) by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral, including by execution and filing of a supplemental Intellectual Property Security Agreement in accordance with Section 3.06. Further, each Grantor authorizes the Collateral Agent to modify this Agreement by amending Schedule 6 hereof to include any such Intellectual Property Collateral of such Grantor.

Section 6.04       Intellectual Property Litigation. Unless there shall occur and be continuing any Event of Default, each Grantor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Grantors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, misappropriation, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, subject to the Intercreditor Agreement, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Grantor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Grantor shall, at the reasonable request of the Collateral Agent, do any and all commercially reasonable acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and the Grantors shall promptly reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.04 in accordance with Section 9.08. In the event that the Collateral Agent shall elect not to bring suit to enforce the Intellectual Property Collateral as permitted by this Section 6.04 and an Event of Default has occurred and is continuing, each Grantor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, misappropriation, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any Person so infringing necessary to prevent such infringement.

Section 6.05       Foreign Intellectual Property. No Grantor shall be responsible for any costs or expenses, legal or otherwise, incurred by the Collateral Agent in connection with the perfection of the security interest created hereby in foreign Intellectual Property Collateral and Intellectual Property Licenses, for registrations and filings in jurisdictions located outside of the United States or covering rights in such jurisdictions relating to such foreign Intellectual Property Collateral and Intellectual Property Licenses.

Article VII

Receivables

Section 7.01       Dealing With Receivables. Each Grantor shall keep and maintain at its own cost and expense complete records of each Receivable, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Grantor shall, at such Grantor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, subject to the Intercreditor Agreement, deliver copies of all tangible evidence of Receivables, including copies of all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives. Each Grantor shall legend, at the request of the Collateral Agent and in form and manner satisfactory to the Collateral Agent, the Receivables and the other books, records and documents of such Grantor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the ratable benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

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Section 7.02       Modification of Receivables. Other than in the ordinary course of business consistent with its past practice or as permitted under the Indenture, such Grantor will not (a) grant any extension of the time of payment of any Receivable, (b) compromise or settle any Receivable for less than the full amount thereof, (c) release, wholly or partially, any Person liable for the payment of any Receivable, (d) allow any credit or discount whatsoever on any Receivable or (e) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

Article VIII

Remedies

Section 8.01       Remedies.

(a)               If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement, the Collateral Agent may exercise, without any other notice to or demand upon any Grantor, in addition to the other rights and remedies provided for herein or in any other Note Document or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

(i)                 require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent immediately, assemble the Collateral (including all cannabis-related assets) or any part thereof, as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent;

(ii)              without notice except as specified below, sell, resell, assign and deliver or grant a license to use or otherwise dispose of the Collateral or any part thereof (including any cannabis-related assets), in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable;

(iii)            subject to the terms of any applicable Collateral Access Agreement, occupy any premises owned or leased by any of the Grantors where the Collateral (including cannabis-related assets) or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and

(iv)             exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral (including cannabis-related assets), or otherwise in respect of the Collateral, including without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Contracts, the Receivables, and the other Collateral, (B) withdraw, or cause or direct the withdrawal of, all funds with respect to the Deposit Accounts, (C) exercise all other rights and remedies with respect to the Receivables, and the other Collateral, including without limitation, those set forth in Section 9-607 of the UCC and (D) exercise any and all voting, consensual and other rights with respect to any Collateral.

(b)               Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by applicable law, the Collateral Agent may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by it of any rights hereunder. Each Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. The Collateral Agent shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by utilizing internet sites that routinely provide for the auction of assets of the type included in the Collateral. The Collateral Agent shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

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(c)               If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement, all payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over the Collateral Agent in the same form as so received (with any necessary endorsement).

(d)               If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement, the Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or part of the Secured Obligations against any funds deposited with it or held by it.

(e)               If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement, upon the written demand of the Collateral Agent, each Grantor shall execute and deliver to the Collateral Agent an assignment or assignments of any or all of the Intellectual Property Collateral and applicable Cannabis Licenses and such other documents and take such other actions as are necessary or appropriate to carry out the intent and purposes hereof. Within five Business Days of written notice thereafter from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Grantor under the Intellectual Property Collateral, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.

(f)                If the Collateral Agent shall determine to exercise its right to sell all or any of the Securities Collateral of any Grantor pursuant to this Section 8.01, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

(i)                provide the Collateral Agent with such information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Securities Collateral; and

(ii)              do or cause to be done all such other acts and things as may be necessary to make such sale of such Securities Collateral or any part thereof valid and binding and in compliance with applicable law.

(g)               Subject to the confidentiality provisions set forth in the Indenture, the Collateral Agent is authorized, in connection with any sale of the Securities Collateral pursuant to this Section 8.01, to deliver any information provided to it by any Grantor at any time.

(h)               Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Collateral Agent and the Secured Parties by reason of the failure of such Grantor to perform any of the covenants contained in Section 8.01(f); and consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Securities Collateral on the date the Collateral Agent demands compliance with Section 8.01(f).

Section 8.02       No Waiver and Cumulative Remedies. The Collateral Agent shall not by any act (except by a written instrument pursuant to Section 9.06), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

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Section 8.03       Application of Proceeds. Upon the exercise by the Collateral Agent of its remedies hereunder, any proceeds received by the Collateral Agent in respect of any realization upon any Collateral shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Indenture. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Collateral Agent to collect such deficiency.

Article IX

MISCELLANEOUS

Section 9.01       Concerning Collateral Agent.

(a)               Appointment. The Collateral Agent has been appointed as collateral agent in the Indenture and shall act in accordance with the terms of the Indenture. The Collateral Agent may exercise or refrain from exercising any rights (including making demands and giving notices) and take or refrain from taking any action (including the release or substitution of the Collateral), in accordance with this Agreement and the Indenture. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign, and a successor Collateral Agent may be appointed in the manner provided in the Indenture. On the acceptance of appointment as the successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b)               Duty of care. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with its own property consisting of similar instruments or interests. Neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action whatsoever with regard to any Collateral (including matters relating to the Pledged Securities, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters) or (ii) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

(c)               Reliance. The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder.

(d)               Conflict. If any item of Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other document in respect of such collateral, the provisions of this Agreement shall control unless the other deed of trust, mortgage, security agreement, pledge or instrument expressly states otherwise.

Section 9.02       Performance By Collateral Agent. Provided that such action does not violate any applicable Legal Requirements, if any Grantor shall fail to perform any covenants contained in this Agreement (including covenants to pay insurance, taxes and claims arising by operation of law in respect of the Collateral and to pay or perform any Grantor obligations under any Collateral) or if any representation or warranty on the part of any Grantor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) following notice to such Grantor of such failure to perform and such Grantor’s failure to remedy such failure within a commercially reasonable time period, do the same or cause it to be done or remedy any such breach, and may make payments for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby and which such Grantor does not contest in accordance with the provisions of the Purchase Agreement. Any and all amounts so paid by the Collateral Agent shall be reimbursed by the Grantors in accordance with the provisions of Section 9.08. Neither the provisions of this Section 9.02 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 9.02 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default.

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Section 9.03       Power of Attorney. Each Grantor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, or otherwise, from time to time during the existence and continuance of any Event of Default, subject to the terms of the Intercreditor Agreement, to take any action and to execute any instrument consistent with the terms of the Indenture and the other Note Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and neither the Collateral Agent nor any Secured Party shall have any liability to such Grantor or any third party for failure to so do or take action). Except where prior notice is expressly required by the terms of this Agreement, the Collateral Agent shall use commercially reasonable efforts to provide notice to the Grantor prior to taking any action taken in the preceding sentence, provided that failure to deliver such notice shall not limit the Collateral Agent’s right to take such action or the validity of any such action. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Section 9.04       Continuing Security Interest and Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (a) be binding upon the Grantors, their respective successors and assigns and (b) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective permitted successors, transferees and assigns and their respective officers, directors, employees, affiliates, agents, advisors and controlling Persons; provided that, no Grantor shall assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent and any attempted assignment or transfer without such consent shall be null and void. Without limiting the generality of the foregoing subsection (b), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.

Section 9.05       Termination and Release.

(a)               At such time as the Loans and the other Secured Obligations shall have been paid in full (other than contingent indemnification obligations in which no claim has been made or is reasonably foreseeable), the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or any further action by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall deliver to such Grantor any Collateral held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)               If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Indenture, then the Lien created pursuant to this Agreement in such Collateral shall be released, and the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases and other documents reasonably necessary or advisable for the release of the Liens created hereby on such Collateral; provided that the Grantors shall provide to the Collateral Agent evidence of such transaction’s compliance with the Indenture and the other Note Documents as the Collateral Agent shall reasonably request. At the request and sole expense of the Grantors, a Grantor shall be released from its obligations hereunder in the event that all the Equity Interests of such Grantor are sold, transferred or otherwise disposed of in a transaction permitted by the Indenture; provided that the Grantors shall have delivered to the Collateral Agent, at least five Business Days (or such shorter period reasonably acceptable to the Collateral Agent) prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Grantors stating that such transaction is in compliance with the Indenture and the other Note Documents.

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Section 9.06       Modification in Writing. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by any Grantor therefrom shall be effective, except by a written instrument signed by the Collateral Agent in accordance with the terms of the Indenture. Any amendment, modification or supplement of any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, terminated or waived with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 9.07       Notices. Unless otherwise provided herein, any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Indenture, and, as to any Grantor, addressed to it at the address of such Grantor set forth in Schedule 1 hereof and as to the Collateral Agent, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party.

Section 9.08       Indemnity and Expenses.

(a)               Each Grantor shall indemnify and exculpate the Collateral Agent (and any sub-agent thereof), each other Secured Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) in accordance with Section 7.06 of the Indenture.

(b)               [Reserved]

(c)               Each Grantor agrees to pay or reimburse the Collateral Agent for all its costs and expenses incurred in collecting against such Grantor its Secured Obligations or otherwise protecting, enforcing or preserving any rights or remedies under this Agreement and the other Note Documents to which such Grantor is a party, including the fees and other charges of counsel to the Collateral Agent.

(d)               All amounts due under this Section 9.08 shall be payable not later than 5 business days after demand therefor, shall constitute Secured Obligations and, if such amounts remain unpaid for 15 days, then such unpaid amounts shall bear interest until paid at a rate per annum equal to the highest rate per annum at which interest would then be payable on any past due Note under the Indenture.

(e)               Without prejudice to the survival of any other agreement of any Grantor under this Agreement or any other Note Documents, the agreements and obligations of each Grantor contained in this Section 9.08 shall survive termination of the Note Documents and payment in full of the Obligations and all other amounts payable under this Agreement.

Section 9.09       Governing Law, Consent to Jurisdiction and Waiver of Jury Trial. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York. The other provisions of Section 14.06 (Governing Law and Waiver of Jury Trial) of the Indenture are incorporated herein, mutatis mutandis, as if a part hereof.

Section 9.10       Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

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Section 9.11       No Release. Nothing set forth in this Agreement or any other Note Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor’s part to be performed or observed in respect of any of the Collateral or from any liability to any Person in respect of any of the Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Grantor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Agreement, the Indenture or the other Note Documents, or in respect of the Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral. The obligations of each Grantor contained in this Section 9.11 shall survive the termination hereof and the discharge of such Grantor’s other obligations under this Agreement, the Indenture and the other Note Documents.

Section 9.12       Obligations Absolute. Each Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All obligations of each Grantor hereunder shall be absolute and unconditional irrespective of:

(a)               any illegality or lack of validity or enforceability of any Secured Obligation or any Note Document or any related agreement or instrument;

(b)               any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations or any other obligation of any Issuer or any other Grantor under any Note Document, or any amendment or other modification of any Note Document or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise;

(c)               any taking, exchange, substitution, release, impairment or non-perfection of any Collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Secured Obligations;

(d)               any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

(e)               any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations;

(f)                any change, restructuring or termination of the corporate structure, ownership or existence of any Issuer or any other Grantor;

(g)               any failure of any Secured Party to disclose to the Issuer or any other Grantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Issuer or any other Grantor now or hereafter known to such Secured Party; each Grantor waiving any duty of the Secured Parties to disclose such information;

(h)               the failure of any other Person to execute or deliver this Agreement, any Joinder Agreement or any other agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations;

(i)                 the failure of any Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

26

(j)                 any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, any Grantor against any Secured Party; or

(k)               any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Loans or any existence of or reliance on any representation by any Secured Party that might vary the risk of any Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Issuer or any other Grantor or any other guarantor or surety.

Section 9.13       Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the other Note Documents, and any separate letter agreements with respect to fees payable to the Collateral Agent, constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. This Agreement shall become effective when it shall have been executed by the Collateral Agent and when the Collateral Agent shall have received counterparts hereof signed by each of the other parties hereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic PDF format shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001 to 7031), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA.

[ Signature Page Follows ]

27

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ISSUER:

MEDICINE MAN TECHNOLOGIES, INC.

By:	/s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

GRANTORS:

DOUBLE BROW, LLC
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MISSION HOLDING, LLC
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

28

SCG HOLDING, LLC
By: Medicine Man Technologies, Inc., its Sole Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE COLORADO LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE BIOSCIENCES, LLC
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SBUD LLC
By: Schwazze Colorado LLC, its Manager
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MEDICINE MAN CONSULTING, INC.

By: /s/ Justin Dye
Name: Justin Dye
Title: President

[Signature Page to Securities Purchase Agreement]

29

TWO J’S LLC
By: Medicine Man Technologies, Inc., its Sole Member

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS LTD.
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS II LTD
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS III LTD
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MESA ORGANICS IV LTD
By: Medicine Man Technologies, Inc., it Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

30

PBS HOLDCO LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE IP HOLDCO LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

MIH MANAGER LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

EMERALD FIELDS MERGER SUB, LLC
By: Schwazze Colorado LLC, its Sole Member
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

31

NUEVO HOLDING, LLC
By: Schwazze New Mexico, LLC, its Manager
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

NUEVO ELEMENTAL HOLDING, LLC
By: Schwazze New Mexico, LLC, its Manager
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

SCHWAZZE NEW MEXICO, LLC
By: Medicine Man Technologies, Inc., its Manager

By: /s/ Justin Dye
Name: Justin Dye
Title: Chief Executive Officer

COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN LLC

By: /s/ Peter Sack
Name: Peter Sack
Title: Managing Director & Co-President

32

Schedule 1

Notices

c/o Medicine Man Technologies, Inc.

4880 Havana Street, Suite 201

Denver, CO 80239

Telephone:	(303) 371-0387
Facsimile:	(303) 371-0598
Attention:	General Counsel
E-mail:		dan@schwazze.com

33

Schedule 2

Pledged Securities and Pledged Debt

Pledged Debt

1.	Purchase and Sale Agreement, dated January 13, 2021, by and between Medicine Man Technologies, Inc. and Colorado Cannabis Company LLC.

Pledged Securities

Grantor	Issuer	Pledged Securities
Medicine Man Technologies, Inc.	PBS HoldCo LLC	100% Equity Interests
	Schwazze Colorado LLC	100% Equity Interests
	Mesa Organics Ltd.	100% Equity Interests
	Medicine Man Consulting, Inc.	1,000 shares of Common Stock, $0.001 par value per share, constituting 100% Equity Interests, evidenced by certificate number 01
	Two Js LLC	100% Equity Interests
	SCG Holding, LLC	100% Equity Interests
	Schwazze IP Holdco LLC	100% Equity Interests
	MIH Manager LLC	100% Equity Interests
	Schwazze New Mexico, LLC	100% Equity Interests
Mesa Organics Ltd.	Mesa Organics II Ltd	100% Equity Interests
	Mesa Organics III Ltd	100% Equity Interests
	Mesa Organics IV Ltd	100% Equity Interests
Schwazze Colorado LLC	SBUD LLC	100% Equity Interests
	Schwazze Biosciences, LLC	100% Equity Interests
	Double Brow, LLC	100% Equity Interests
	Mission Holding, LLC	100% Equity Interests
	Emerald Fields Merger Sub, LLC	100% Equity Interests
Schwazze New Mexico, LLC	Nuevo Holding, LLC	100% Equity Interests
	Nuevo Elemental Holding, LLC	100% Equity Interests
Canada House Wellness Group Inc.	CHV.CN	5,883,514 shares of Common Stock evidenced by certificate number [Redacted]
5,883,513 shares of Common Stock evidenced by certificate number [Redacted]
5,883,513 shares of Common Stock evidenced by certificate number [Redacted]

34

Schedule 3

Perfection Filings and Filing Offices

Grantor	Filing	Filing Office
Medicine Man Technologies, Inc.	UCC-1 Financing Statement	Nevada Secretary of State
SBUD LLC	UCC-1 Financing Statement	Colorado Secretary of State
	Lien notice on certificate of title to 2018 Subaru Outback, VIN [Redacted]	Colorado Department of Motor Vehicles
PBS HoldCo LLC	UCC-1 Financing Statement	Colorado Secretary of State
Schwazze Colorado LLC	UCC-1 Financing Statement	Colorado Secretary of State
Mesa Organics Ltd	UCC-1 Financing Statement	Colorado Secretary of State
Mesa Organics II Ltd	UCC-1 Financing Statement	Colorado Secretary of State
Mesa Organics III Ltd	UCC-1 Financing Statement	Colorado Secretary of State
Mesa Organics IV Ltd	UCC-1 Financing Statement	Colorado Secretary of State
Medicine Man Consulting, Inc.	UCC-1 Financing Statement	Colorado Secretary of State
Two Js LLC	UCC-1 Financing Statement	Colorado Secretary of State
	Lien notice on certificate of title to 2015 Mercedes Cargo Van, VIN [Redacted]	Colorado Department of Motor Vehicles
	Lien notice on certificate of title to 2014 Mercedes Cargo Van, VIN [Redacted]	Colorado Department of Motor Vehicles
	Lien notice on certificate of title to 2021 Honda CR-V, VIN [Redacted] Existing Lienholder: American Honda Finance Corporation	Colorado Department of Motor Vehicles
Double Brow, LLC	UCC-1 Financing Statement	Colorado Secretary of State
Mission Holding, LLC	UCC-1 Financing Statement	Colorado Secretary of State
SCG Holding, LLC	UCC-1 Financing Statement	Colorado Secretary of State
	Lien notice on certificate of title to 2014 Dodge Ram 1500, VIN [Redacted]	Colorado Department of Motor Vehicles
Schwazze Biosciences, LLC	UCC-1 Financing Statement	Colorado Secretary of State
Schwazze IP Holdco LLC	UCC-1 Financing Statement	Colorado Secretary of State
MIH Manager LLC	UCC-1 Financing Statement	Colorado Secretary of State
Emerald Fields Merger Sub, LLC	UCC-1 Financing Statement	Colorado Secretary of State
Nuevo Holding, LLC	UCC-1 Financing Statement	New Mexico Secretary of State
Nuevo Elemental Holding, LLC	UCC-1 Financing Statement	New Mexico Secretary of State
Schwazze New Mexico, LLC	UCC-1 Financing Statement	New Mexico Secretary of State

35

Schedule 4

Instruments and Tangible Chattel Paper

1.	Purchase and Sale Agreement, dated January 13, 2021, by and between Medicine Man Technologies, Inc. and Colorado Cannabis Company LLC.

36

Schedule 5

Type of Organization; Jurisdiction of Organization; Legal Name; Current Tradename, Former Tradename, FEIN;

Chief Executive Office; Principal Place of Business; Inventory Locations

Legal Name	Current Tradename	Former Tradename	Type of Organization	Jurisdiction of Organization	Federal Tax Identification Number	Chief Executive Office	Principal Place of Business	Inventory, Equipment, Etc.
Medicine Man Technologies, Inc.	Schwazze	Medicine Man Technologies, Inc.	Corporation	Nevada	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
SBUD LLC	Star Buds	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County

14655 E. Arapahoe Rd., Aurora, CO 80016

5844 Dahlia St., Commerce City, CO 80022

1640 E. Evans Ave., Denver, CO 80210

9000 N. Federal Blvd., Westminster, CO 80260

5238 W. 44th Ave., Denver, CO 80212

Denver County

7521 Ute Hwy. #66 Longmont, CO 80503

1156 W. Dillon Rd., Louisville, CO 80027

10100 E. Montview Blvd. Aurora, CO 80010

6924 N. 79th St., Niwot, CO 80503

4690 Brighton Blvd., Denver, CO 80216

Denver County

1451 Cortez St., Denver, CO 80221

Denver County

4305 Thatcher Ave., Pueblo, CO 81005

428 S. McCulloch Blvd., Pueblo, CO 81007

Cultivation Facility:

4228 N. York St., Unit 101 Denver, CO 80210

Denver County

37

PBS HoldCo LLC	Purplebee’s Star Buds	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	Manufacturing Facility: 30899 Hwy 50 E. Pueblo, CO 81006
Schwazze Colorado LLC	Same as company name	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	Distribution Center: 2498 West 2nd Ave., Denver, CO 80223
Mesa Organics Ltd	Purplebee’s Star Buds	Mesa Organics – Pueblo	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	Manufacturing Facility: 30899 Hwy 50 E. Pueblo, CO 81006
Mesa Organics II Ltd	Star Buds	Mesa Organics – Ordway	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	611 E. 6th St., Ordway, CO 81063
Mesa Organics III Ltd	Star Buds	Mesa Organics – Rocky Ford	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	1315 Elm Ave., Rocky Ford, CO 81067
Mesa Organics IV Ltd	Star Buds	Mesa Organics – Las Animas	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	420 Bent Ave., Las Animas, CO 81054
Medicine Man Consulting, Inc.	Same as company name.	N/A	Colorado corporation	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
Two Js LLC	The Big Tomato	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	695 Billings St., Aurora, CO 80011 Outside Locations of Collateral: RV Vault 2151 S Rome Way Aurora, CO 80019 Arapahoe County

38

Double Brow, LLC	Star Buds	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
Mission Holding, LLC	Same as company name.	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
SCG Holding, LLC	Same as company name.	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	Cultivation Facility: 853 Greenhorn Mountain Cir., Rye, CO 81069
Schwazze Biosciences, LLC	Same as company name.	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
Schwazze IP Holdco LLC	Same as company name.	N/A	Limited liability company	Colorado	[Redacted]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
MIH Manager LLC	Same as company name.	N/A	Limited liability company	Colorado	Uses Parent FEIN	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
Emerald Fields Merger Sub, LLC	Same as company name.	N/A	Limited liability company	Colorado	[Requested]	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	4880 Havana Street, Suite 201, Denver CO. 80239 Denver County	N/A
Nuevo Holding, LLC	Same as company name.	N/A	Limited liability company	New Mexico	[Requested]	4880 Havana Street Ste 201 Denver, CO 80239	1920 Columbia Drive SE Albuquerque, NM 87106 [2]	N/A
Nuevo Elemental Holding, LLC	Same as company name.	N/A	Limited liability company	New Mexico	[Requested]	4880 Havana Street Ste 201 Denver, CO 80239	1920 Columbia Drive SE Albuquerque, NM 87106	N/A
Schwazze New Mexico, LLC	Same as company name.	N/A	Limited liability company	New Mexico	[Requested]	4880 Havana Street Ste 201 Denver, CO 80239	1920 Columbia Drive SE Albuquerque, NM 87106	N/A

39

Schedule 6

Intellectual Property

Patents

None.

Trademarks

Registration Number/Application Number	Status	Registration/ Issue Date	Mark	Owner/ Assignee	Jurisdiction
20141685274	Live	11-08-2014	(Purplebee’s Logo)	Mesa Organics Ltd	Colorado
20141685283	Live	11-08-2014	Purplebee’s	Mesa Organics Ltd	Colorado
20141763087	Live	12-18-2014	Purplebee’s (tradename)	Mesa Organics Ltd	Colorado
20141763167	Live	12-18-2014	(Mesa Organics Logo)	Mesa Organics Ltd	Colorado
20141763084	Live	12-8-2014	Mesa Organics (tradename)	Mesa Organics Ltd	Colorado
20141765000	Live	12-08-2014	Mesa Organics	Mesa Organics Ltd	Colorado
20191573121	Live	07-19-2019	Mesa Organics – Las Animas (tradename)	Mesa Organics IV Ltd	Colorado
20181757069	Live	09-25-2018	Mesa Organics – Ordway (tradename)	Mesa Organics II Ltd	Colorado
20191573127	Live	07-19-2019	Mesa Organics – Pueblo (tradename)	Mesa Organics Ltd	Colorado
20191387357	Live	05-04-2019	Mesa Organics – Rocky Ford (tradename)	Mesa Organics III Ltd	Colorado
20171537130	Live	07-17-2017/	Pure CO2.	Mesa Organics Ltd	Colorado
20181796049	Live	10-07-2018		Mesa Organics Ltd	Colorado
20201410613	Live	05-06-2020	Schwazze	Mesa Organics II Ltd	Colorado
20201410636	Live	05-06-2020	Schwazze	Mesa Organics Ltd	Colorado
20201410655	Live	05-06-2020	Schwazze	Mesa Organics III Ltd	Colorado
20201410663	Live	05-06-2020	Schwazze	Mesa Organics IV Ltd	Colorado
3810013	Live	06-29-2010	THE BIG TOMATO	Two J’s LLC	USPTO
5164677	Live	03-21-2017		Medicine Man Technologies, Inc.	USPTO
88832667	Pending	03-12-2020 (filing date)		Medicine Man Technologies, Inc.	USPTO
88879966	Pending	02-09-2021 (filing date)		Medicine Man Technologies, Inc.	USPTO

40

Registration Number/Application Number	Status	Registration/ Issue Date	Mark	Owner/ Assignee	Jurisdiction
20201245809	Live	03-18-2020	Schwazze	Medicine Man Technologies, Inc.	Colorado
88832670	Pending	03-12-2020	SCHWAZZBERRY	Medicine Man Technologies, Inc.	USPTO
90835598	Pending	07-19-2021	GROW FORTH	Medicine Man Technologies, Inc.	USPTO

Copyrights

None.

Domain Names:

Mesaorganics.com

Purplebees.com

Medicinemantechnologies.com

Schwazze.com

Intellectual Property Licenses

1.	Trademark License Agreement, dated December 17, 2020, by and between Star Brands, LLC and Medicine Man Technologies, Inc.
2.	Technology License Agreement, dated May 1, 2014, by and between Medicine Man Production Corporation and Medicine Man Technologies, Inc.

41

Schedule 8

Deposit Accounts

Company	Bank	Address	Account Number	Account Type
Medicine Man Technologies, Inc.	[Redacted]	[Redacted]	[Redacted]*	Checking Account
Checking Account
Investment Account
Checking Account
Investment Account
Two J’s LLC	[Redacted]	[Redacted]	[Redacted]*	Checking Account
SBUD LLC	[Redacted]	[Redacted]	[Redacted]	Checking Account
Checking Account
SCG Holding, LLC	[Redacted]	[Redacted]	[Redacted]	Checking Account
PBS Holdco LLC	[Redacted]	[Redacted]	[Redacted]	Checking Account
Double Brow, LLC	[Redacted]	[Redacted]	[Redacted]	Checking Account

* Denotes Deposit Account in which the Collateral Agent will have a perfected First Priority security interest by Control. For each account where there is no asterisk, an applicable party to the Intercreditor Agreement will have a perfected First Priority security interest by Control, in accordance with the terms of the Intercreditor Agreement.

Current Deposit Control Agreements:

1.	Deposit Control Agreement, dated October 1, 2021, by and among PBS Holdco LLC, SCG Holding, LLC, GGG Partners, LLC, and [Redacted].

42

Schedule 9

Commercial Tort Claims

None.

43

Schedule 10

Real Property

Company	Location	Leasehold or Fee	Lessor or Mortgagee	Lease or Mortgage Terms	Other Liens
Mesa Organics I	30899 Hwy 50 East, Buildings A, B, C and D	Leased property	SRE SCH Pueblo, LLC	September 29, 2031	N/A
Mesa Organics II	611 E 6th Street	Leased property	SRE SCH Ordway, LLC	September 29, 2031	N/A
Mesa Organics III	1315 Elm Avenue	Leased property	SRE SCH Rocky Ford, LLC	September 29, 2031	N/A
Mesa Organics IV	420 Bent Avenue	Leased property	SRE SCH Las Animas, LLC	September 29, 2031	N/A
Two J’s LLC	695 Billings St. Units A-B, C-D, E and F	Leased property	Cornerstone Equity, LLC	June 30, 2023	N/A
Medicine Man Technologies, Inc. dba Schwazze Corporate	4880 Havana Street, Suite 200	Leased property	Havana Gold, LLC	Three month rolling periods effective March 1, 2020	N/A
SCG Holding, LLC	853 Greenhorn Mountain, Cir., Rye, CO 81067	Fee	N/A	N/A	N/A
SBUD LLC	14655 E. Arapahoe Rd., Aurora, CO 80016	Leased property	14655 Arapahoe LLC	March 2, 2024	N/A
	5844 Dahlia St., Commerce City, CO 80022	Leased property	5844 Ventures LLC	November 30, 2023	N/A
	1640 E. Evans Ave., Denver, CO 80210	Leased property	Evans Associates	March 2, 2024	N/A
	9000 N. Federal Blvd., Westminster, CO 80260	Leased property	Fadi LLC	June 12, 2027	N/A
	5238 W. 44th Ave., Denver, CO 80212	Leased property	5238 W 44th LLC	March 2, 2024	N/A
	7521 Ute Hwy. #66 Longmont, CO 80503	Leased property	Smetana Partnership LLP	November 30, 2022	N/A
	1156 W. Dillon Rd., Louisville, CO 80027	Leased property	Colony Square II Property Managers, LLC	December 31, 2022	N/A
	10100 E. Montview Blvd. Aurora, CO 80010	Leased property	Montview Real Estate LLC	March 2, 2024	N/A
	6924 N. 79th St., Niwot, CO 80503	Leased property	Colorado Real Estate Holdings, LLC	November 30, 2023	N/A
	4690 Brighton Blvd., Denver, CO 80216	Leased property	Omar Joudeh	March 2, 2024	N/A
	1451 Cortez St., Denver, CO 80221	Leased property	MiDaPAD Holdings LLC	May 31, 2025	N/A
	4305 Thatcher Ave., Pueblo, CO 81005	Leased property	John Hernandez	January 31, 2025	N/A
	428 S. McCulloch Blvd., Pueblo, CO 81007	Leased property	428 S MCCullough LLC	November 30, 2023	N/A
	4228 N. York St., Unit 101 Denver, CO 80210	Leased property	Omar Joudeh	March 2, 2024	N/A
Schwazze Colorado LLC	2498 West 2nd Ave., Denver, CO 80223	Leased property	SHWZ 2nd Ave.LLC	December 1, 2022	N/A

44

Schedule 11

Motor Vehicles and Other Titled Collateral

Motor Vehicles:

Company	Unit Number	VIN	Title State	Existing Lienholder	Make/Model/Year
SBUD LLC	1	[Redacted]	Colorado	N/A	2018 Subaru Outback
Two J's LLC	1	[Redacted]	Colorado	N/A	2015 Mercedes Cargo Van
	2	[Redacted]	Colorado	N/A	2014 Mercedes Cargo Van
	3	[Redacted]	Colorado	American Honda Finance Corporation	2021 Honda CR-V
	4	[Redacted]	Colorado	N/A	2022 Honda HR-V
	5	[Redacted]	Colorado	N/A	2022 Honda HR-V
SCG Holding, LLC	1	[Redacted]	Colorado	N/A	2014 Dodge Ram 1500

Other Titled Collateral: None.

45

Schedule 12

Policies of Insurance

Policy Type	Carrier	Policy Number
Crime	Berkley Insurance Company	[Redacted]
Cyber Liability	Indian Harbor Insurance Company	[Redacted]
Directors & Officers - Public	Indian Harbor Insurance Company	[Redacted]
Directors & Officers Excess - Public	Trisura Specialty Insurance Company	[Redacted]
General Liability	James River Insurance Company	[Redacted]
Property - Commercial	Dorchester Insurance Company, Ltd.	[Redacted]
Travel Accident	Berkley Life and Health Insurance Company	[Redacted]
Worker's Compensation	Pinnacol Insurance Company	[Redacted]

46

Schedule 13

Cannabis Licenses

Grantor	State MED License No.	Local License No.	Jurisdiction
PBS Holdco LLC	402R-00514	N/A	Pueblo County, CO
PBS Holdco LLC	404R-00181	N/A	Pueblo County, CO
Mesa Organics II LTD	402R-00792	N/A	Ordway, CO
Mesa Organics III LTD	402R-00765	N/A	Rocky Ford, CO
Mesa Organics IV LTD	402R-00841	N/A	Las Animas, CO
SCG Holding, LLC	403R-00573	CUP 15-003	Huerfano County, CO
SBUD LLC	402R-00177	N/A	Pueblo County, CO
SBUD LLC	402R-00410	N/A	Pueblo County, CO
SBUD LLC	402R-00214	N/A	Louisville, CO
SBUD LLC	402R-00691	N/A	Federal Heights, CO
SBUD LLC	402R-00446	AC-2020-00009	Adams County, CO
SBUD LLC	402R-00701	RMB-16-0008	Boulder County, CO
SBUD LLC	402R-00708	RMB-17-0006	Boulder County, CO
SBUD LLC	402R-00577	N/A	Commerce City, CO
SBUD LLC	402R-00021	2013-BFN-1068934	City and County of Denver, CO
SBUD LLC	402R-00316	N/A	Aurora, CO
SBUD LLC	402R-00276	N/A	Aurora, CO
SBUD LLC	402R-00022	2013-BFN-1068933	City and County of Denver, CO
SBUD LLC	402-00170	2010-BFN-145876	City and County of Denver, CO
SBUD LLC	402R-00818	N/A	Town of Mountain View, CO
SBUD LLC	402-01310	N/A	Town of Mountain View, CO
SBUD LLC	403-00256	2012-BFN-1060530	City and County of Denver, CO
SBUD LLC	403R-00027	2013-BFN-1068936	City and County of Denver, CO
SBUD LLC – Delivery License	605R-00016	21-000102-MSL and 21-000120-MSL	Aurora, CO
SBUD LLC – Delivery License	605R-00041	2013-BFN-1068933 and 2013-BFN-1068934	City and County of Denver, CO
SBUD LLC – Delivery	505-00020	2010-BFN-145876	City and County of Denver, CO

47

EXHIBIT A

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Joinder Agreement”), dated as of [●] is made by [●], a [●] (the “Joining Grantor”), and delivered to Chicago Atlantic Admin LLC in its capacity as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”) under the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [●] made by and among Medicine Man Technologies, Inc., d/b/a Schwazze, a Nevada corporation, Double Brow, LLC, a Colorado limited liability company, Mission Holding, LLC, a Colorado limited liability company, SCG Holding, LLC, a Colorado limited liability company, Schwazze Colorado LLC, a Colorado limited liability company, Schwazze Biosciences, LLC, a Colorado limited liability company, SBUD LLC, a Colorado limited liability company, Medicine Man Consulting, Inc., a Colorado corporation, Two J’s LLC d/b/a The Big Tomato, a Colorado limited liability company, Mesa Organics Ltd. d/b/a Mesa Organics/Purplebee’s, a Colorado limited corporation, Mesa Organics II Ltd, a Colorado limited corporation, Mesa Organics III Ltd, a Colorado limited corporation, Mesa Organics IV Ltd, a Colorado limited corporation, Schwazze IP Holdco LLC, a Colorado limited liability company, MIH Manager LLC, a Colorado limited liability company, and PBS Holdco LLC, d/b/a Mesa Organics/Purplebee’s, a Colorado limited corporation, Emerald Fields Merger Sub, LLC, a Colorado limited liability company, Schwazze New Mexico, LLC, a New Mexico limited liability company, Nuevo Holding, LLC, a New Mexico limited liability company, and Nuevo Elemental Holding, LLC, a New Mexico limited liability company as grantors, pledgors, assignors, debtors and guarantors (together with any successors in such capacities, the “Grantors”, and each, a “Grantor”), in favor of the Collateral Agent.

WHEREAS, the Joining Grantor is a Subsidiary of Grantor and required by the terms of the Indenture to become a Guarantor (as defined in the Indenture) and be joined as a party to the Security Agreement as a Grantor;

WHEREAS, this Joinder Agreement supplements the Security Agreement and is delivered by the Joining Grantor pursuant to Section 3.05 of the Security Agreement; and

WHEREAS, the Joining Grantor will materially benefit directly and indirectly from the Loans made available and to be made available to the Grantors by the Lender under the Indenture;

NOW, THEREFORE, the Joining Grantor hereby agrees as follows with the Collateral Agent, for the ratable benefit of the Secured Parties:

1.                  Joinder. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and agrees to be bound by all the terms, conditions, covenants, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement. Without limiting the generality of the foregoing, as collateral security for the payment and performance in full of all the Secured Obligations, the Joining Grantor hereby pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and grants to the Collateral Agent for the ratable benefit of the Secured Parties a Lien on and security interest in and to, all of its right, title and interest in, to and under the Collateral owned by it, wherever located, and whether now existing or hereafter arising or acquired from time to time and expressly assumes all obligations and liabilities of a Grantor thereunder.

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2.                  Affirmations. The Joining Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantors contained in the Security Agreement. The Joining Grantor also represents and warrants to the Collateral Agent and the Secured Parties that (i) it has the [●] power and authority, and the legal right, to make, deliver and perform this Joinder Agreement and has taken all necessary [●] action to authorize the execution, delivery and performance of this Joinder Agreement; (ii) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person that has not been obtained, made or completed is required in connection with the execution, delivery and performance, validity or enforceability of this Joinder Agreement; (iii) this Joinder Agreement has been duly executed and delivered on behalf of the Joining Grantor; and (iv) this Joinder Agreement constitutes a legal, valid and binding obligation of the Joining Grantor enforceable against such Joining Grantor in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

3.                  Supplemental Schedules. Attached to this Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Grantor and its properties is true, complete and accurate as of the date hereof. Such Supplemental Schedules shall be deemed to be part of the Security Agreement.

4.                  Severability. The provisions of this Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

5.                  Counterparts. This Joinder Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile or in electronic PDF format shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

6.                  Delivery. The Joining Grantor hereby irrevocably waives notice of acceptance of this Joinder Agreement and acknowledges that the Secured Obligations are incurred, and credit extensions under the Indenture and the other Note Documents made and maintained, in reliance on this Joinder Agreement and the Joining Grantor’s joinder as a party to the Security Agreement as herein provided.

7.                  Governing Law; Venue; Waiver of Jury Trial. This Joinder Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder Agreement and the transactions contemplated hereby and thereby shall be governed by and construed in accordance with the laws of New York. The provisions of Section 9.09 of the Security Agreement are hereby incorporated by reference as if fully set forth herein.

[ Signature Page Follows ]

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

[●]

By: _______________________________

Name:

Title:

Address for Notices:

_______________________________

_______________________________

_______________________________

Email:

AGREED TO AND ACCEPTED:

CHICAGO ATLANTIC ADMIN LLC,
as Collateral Agent

By: _______________________________

Name: Peter Sack

Title: Managing Director & Co-President

Address for Notices:

Chicago Atlantic Admin, LLC

420 N. Wabash Avenue, Suite 500

Chicago, IL 60611

Email: PSack@chicagoatlantic.com

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